UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-04704

The Primary Trend Fund, Inc.
700 North Water Street
Milwaukee, WI  53202
 (Address of principal executive offices)

Arnold Investment Counsel Incorporated
700 North Water Street
Wisconsin, WI  53202
(Name and address of agent for service)

Registrant's telephone number, including area code: (414) 271-2726

Date of fiscal year end: June 30

Date of reporting period: December 31, 2007

Item 1.  Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

SEMIANNUAL REPORT

The Primary
Trend Fund

MILWAUKEE, WISCONSIN
DECEMBER 31, 2007

MESSAGE TO SHAREHOLDERS...

"...the Financial Sector has been very weak – underperforming the S&P 500 Composite since the beginning of the year... it spells trouble for the broad market. The extended bull market of 2007 has lost its ‘mojo’... These warning shots may be foretelling what the lingering effects of this subprime fallout will have on the stock market. We do not believe that the subprime bomb that is going off in the CDO markets can be contained... What happens in the subprime market is definitely not staying in the subprime market... We believe there will be more damage inflicted upon the financial markets as more air is let out of the housing balloon."

The Primary Trend Fund June 30, 2007 – Annual Report

With the benefit of hindsight, we can conclude that investors experienced the “perfect storm” in 2007.  The Housing Bubble unraveled, the credit crunch infiltrated all financial nooks and crannies, and the stock market’s four-year cycle finally flexed its muscles.

Amazingly, despite this confluence of negative factors, the stock market, as measured by the popular benchmarks, held up relatively well for the year.  Volatility was certainly commonplace during the latter half of 2007, however.  After briefly visiting new all-time high territory in July, the markets quickly caved in to the pressures of the subprime “house of cards” that had been brewing since late-2005 (the pinnacle of the real estate bubble) and had just begun to surface in the financial arena in early-2007.  It was at this point where the stock market decoupled – morphing from a homogeneous affair to a more selective equity environment.  Violent moves on both the upside and downside littered Wall Street for the remaining months of 2007.

As much as the markets “held their own” during the perfect storm, the average investor felt a bit more bruised.  For the six months ended 12/31/07, the venerable blue-chip Standard & Poor’s 500 Index recorded a –1.37% total return.  The unweighted version of those 500 stocks performed much worse, with a –7.66% average total return, and the Russell 2000 Index reported a –8.12% return.  Growth stocks also had the edge over value stocks in the last half of 2007 as the S&P Growth Index returned +2.44%, while the S&P Value Index lost –5.01%.

For the six months ended 12/31/07, the Primary Trend Fund generated a disappointing –5.67% for shareholders.

The Primary Trend Fund: An Introspection
Over the short run, our portfolio strategy shift penalized us in the final months of 2007, but we believe we are positioning the Primary Trend Fund and our shareholders to take advantage of the new 2008 leadership in the stock market.

The Fund has been underweighted in financial stocks for some time.  Our expectation that a looming housing or hedge fund crisis would rattle the financial system’s cage has been on the mark.  However, our initial foray into the major bank stocks was a touch premature.  While we waited for the shoe to drop before dipping our toe, as is typical when bargain hunting (“value investing”), another shoe has dropped.  The Financial Sector was the worst performing sector in 2007, with the S&P GIC Financials Index losing –18.63% on a total return basis.  Big bank stocks got hammered, with some losing as much as 50% of their value.  The Fund’s exposure to financials went from a miniscule 3.0% in the summer to 13.7% of the portfolio as of 12/31/07.  Recent purchases of Citigroup, JPMorgan Chase, Wells Fargo and Merrill Lynch have yet to contribute to the Fund’s performance, but we envision these stocks playing a major role in positive momentum in 2008.  Billion-dollar write-offs will continue to monopolize the headlines as the subprime news ripples through financial statements, but we believe obscene values are being created in this arena – values not seen since the Savings & Loan Crisis of 1990.  Further investments in financial stocks can be expected in the coming months.

MESSAGE TO SHAREHOLDERS...(continued)

While we believe that the Financial Sector will have the greatest “headline” impact on the stock market in 2008, it is the Consumer Discretionary Sector that could have the greatest price impact.  Hence, it is the Primary Trend Fund’s largest sector representation at 19.7% – up from 12.9% at 6/30/07 … and demonstrably greater than the S&P 500’s 8.2% exposure.  Homebuilders, retailers and restaurant stocks have all been decimated – some justifiably so.  However, it is these industries’ appeal as leading indicators that warrants our attention.  Stocks representing these three groups have been in their own bear markets since early 2007, with their respective declines accelerating as 2007 came to a close.  To us, this spells recession.  If a recession rears its ugly head, these economically-sensitive stocks have already discounted much of this bad news.  If a recession does not come to fruition, many of these stocks have been unduly punished and will rebound smartly.  Either way, they are trading at low-risk buying junctures.  Of the 19.7% weight in Consumer Discretionary, we currently have 8.2% in Homebuilders (Centex, D.R. Horton, KB Home and Toll Brothers), 4.9% in Retailers (Home Depot and Pier 1 Imports), and we have recently revisited an old favorite in Darden Restaurants.  We expect our Retail exposure to increase as 2008 unfolds and the “death of the consumer” mantra gathers steam from Main Street to Wall Street.

The Fund’s investment in the Healthcare Sector continues to be a major focal point.  Not only is it the second largest sector weighting in the Fund at 17.7% as of 12/31/07, but it is also 50% greater than the market’s 12.0% representation.  We believe our holdings in Eli Lilly, Johnson & Johnson and Pfizer are especially cheap.  We do expect this sector to be a source of funds early in 2008 as we reposition the portfolio into more economically-sensitive equities.

Technology’s weighting has increased to 13.9% of the portfolio as of 12/31/07 … a much greater concentration in this sector than has been typical for the Primary Trend Fund.  Unlike the Financials and Consumer Discretionary stocks, we are not making an industry call.  Our investment in this area is much more eclectic and selective.  We believe putting money to work in undervalued holdings such as Intel and Microsoft will benefit shareholders in 2008 and beyond.

The entire Energy complex was one of the best performing sectors in 2007 (the XOI Oil Index gained +31.3% for the year).  Due to overvaluations, we underweighted Energy stocks all year long (4.7% of the portfolio vs. 13.0% for the S&P 500 Index).  This was a contributing factor to the Fund’s lagging performance in the final six months of 2007.  However, we are adamant about oil being artificially high at $100 per barrel and expect it to fall dramatically … and we still believe Energy stocks are profit-taking opportunities.  We have reduced our exposure further in the new year by selling Occidental Petroleum and would only entertain the thought of adding new oil and gas stocks if this sector gets bloodied in a recession.

Extended Bull No More
The extended bull market that we believe investors were witnessing during 2007 may have finally come to an end.  We labeled it an “extended bull” for the sole reason that the stock market historically follows a four-year cycle from trough to trough.  The U.S. equity market’s most recent trough/bona fide bottom occurred in October 2002/March 2003.  Based on the four-year cycle, the stock market should have made another solid, long-term bottom in late-2006/early-2007.  It did not.  The bull market extended itself beyond that for another 6-12 months (using the October 9, 2007, all-time highs in both the Dow Jones Industrial Average and the S&P 500 Index).  The last time we entered an “extended bull” phase was during the giddy bull run of 1987.  As we’ve mentioned in our monthly investment letter, The Primary Trend, that extended bull ended badly.

"Banking" on a Recovery
While we are in the midst of a financial crisis (a/k/a “credit crunch”), we do not believe the result will be a stock market crash à la 1987.  On the contrary, we feel today’s equity and bond markets as well as the inner workings of the

MESSAGE TO SHAREHOLDERS...(continued)

credit markets are more akin to the 1990 Savings & Loan Crisis.  That stress fracture on the financial system 18 years ago was also accompanied by a recession – a recession that went unnoticed by Wall Street until AFTER it had already run its course.

Today’s economic climate is very similar in our estimation, and one of the main reasons why the stock market labored its way to new all-time highs in July before getting sucker-punched by the subprime heavyweight.

Housing stocks peaked in 2005 and have been in a severe bear market.  Retailers and restaurant stocks have experienced nasty, incessant declines since early 2007.  The financials, a leading indicator of stock market health, have imploded up and down the list.  Mortgage lenders, big banks, regional banks, mortgage bond insurers and investment brokers – all of these credit players have dropped through a trap door.

To us, this is symptomatic of a recession in 2008 ... and why we have transitioned from a bull to bear.  While this seems like a good time to be in cash, we would argue that much of the damage has been done – at least in the sectors that sniffed out the weak economic cycle in the first place.  Values are being created in the early-cycle leaders such as money-center banks, and profits should be taken in the late-cycle laggards such as big oil.

2008: Friend or Foe?
January has already left a bitter taste in the mouths of investors: the Dow Jones Industrial Average (-4.6%), the S&P 500 (-6.1%) and the NASDAQ Composite (-9.9%) have all taken it on the chin.  We have yet to reach bear market levels (-20% from market highs) – at least on those popular blue-chip averages.  But that is a moot point.  The Russell 2000 Index has already slumped into bear market status here in the early part of 2008 – down a whopping 21.5% from its July 2007 high.

Volatility will be the market’s sidekick in the first half of 2008.  The credit crisis will continue to weigh heavily – like a ball-and-chain around the ankles of this market.  Headlines will remain the catalyst du jour for the market’s daily direction, but our focus is on the long-term trends.

Uncertainty is the market’s nemesis, but all of this will eventually subside and the shackles will be removed.  We may have already witnessed the capitulation phase of this equity downdraft here in January.  Despite the Dow Jones Industrial Average being more than 1000 points lower than in the August sell-off, there were fewer stocks making new 52-week lows in this January 2008 rout.  This is a positive first step.  Investors are no longer complacent – this is a positive second step.  Bernanke and his Federal Reserve compatriots have lowered the discount rate by 125 basis points in the last two weeks alone.  This is a positive third step.  There will be volatile lurches to the downside and explosive rallies in 2008.  We are positioning your portfolio to take advantage of the new stock leadership.

All of us at Arnold Investment Counsel appreciate your trust and your investment in The Primary Trend Fund.  We anticipate extraordinary buying opportunities in 2008 and look forward to keeping our shareholders one step ahead of the herd.

Sincerely,

Lilli Gust	Barry S. Arnold
President	Vice President
Chief Investment Officer

EXPENSE EXAMPLE (unaudited)
For the Six Months Ended December 31, 2007

As a shareholder of the Primary Trend Fund, you incur ongoing costs, including management fees and other Fund expenses.  If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary.  Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

	Beginning	Ending	Expenses paid
	account value	account value	during period
	7/1/07	12/31/07	7/1/07-12/31/07[1]
Actual	$1,000.00	$ 943.30	$7.58
Hypothetical (5% return before expenses)	1,000.00	1,017.20	7.86
1
Expenses are equal to the Fund’s annualized expense ratios (1.55% for the Trend Fund), multiplied by the average account value over the period, and multiplied by 0.5027 (to reflect the one-half year period).

PORTFOLIO OF INVESTMENTS
As of December 31, 2007 (Unaudited)

The Primary Trend Fund

			Market
Shares		Cost	Value
	COMMON STOCKS 92.3%
9,000	Abbott Laboratories (Pharmaceuticals)	$298,404	$505,350
35,000	ADC Telecommunications, Inc.* (Communications Equipment)	573,489	544,250
5,000	Allstate Corp. (Insurance)	135,401	261,150
5,000	Amgen, Inc.* (Biotechnology)	274,475	232,200
10,000	Anheuser-Busch Companies, Inc. (Beverages)	350,805	523,400
28,333	Aqua America, Inc. (Water Utilities)	594,697	600,660
5,000	AstraZeneca plc (Pharmaceuticals)	244,807	214,100
2,000	Bear Stearns Companies, Inc. (The) (Investment Brokers)	191,979	176,500
5,000	Best Buy Co., Inc. (Specialty Retail)	232,057	263,250
5,998	BP plc (Oil, Gas & Consumable Fuels)	123,113	438,874
20,000	CBS Corp. (Media)	569,600	544,999
20,000	Centex Corp. (Home Construction)	550,764	505,200
25,000	Citigroup, Inc. (Diversified Financial Services)	787,403	736,000
9,000	Coca-Cola Co. (Beverages)	386,942	552,330
35,000	D.R. Horton, Inc. (Home Construction)	488,157	460,950
10,000	Darden Restaurants, Inc. (Hotels Restaurants & Leisure)	279,773	277,100
10,000	Eastman Kodak Co. (Leisure Equipment & Products)	277,232	218,700
17,000	Eli Lilly & Co. (Pharmaceuticals)	922,128	907,629
23,000	General Electric Co. (Industrial Conglomerates)	668,649	852,610
20,000	Home Depot, Inc. (Specialty Retail)	734,169	538,800
25,000	Intel Corp. (Semiconductors)	601,394	666,500
10,000	J.P. Morgan Chase & Co. (Diversified Financial Services)	438,953	436,500
7,000	Johnson & Johnson (Pharmaceuticals)	299,250	466,900
20,000	KB Home (Home Construction)	580,648	432,000
25,000	Kraft Foods, Inc. (Food Products)	805,050	815,750
3,000	Merrill Lynch & Co, Inc. (Investment Brokers)	168,579	161,040
30,000	Micron Technology, Inc.* (Semiconductors)	345,950	217,500
28,000	Microsoft Corp. (Software)	738,458	996,800
30,000	Motorola, Inc. (Communications Equipment)	549,900	481,200
7,000	Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	73,343	538,930
6,000	PartnerRe Ltd. (Insurance)	200,735	495,180
30,000	Pfizer, Inc. (Pharmaceuticals)	725,809	681,900
40,000	Pier 1 Imports, Inc.* (Specialty Retail)	253,907	209,200
25,000	Schering-Plough Corp. (Pharmaceuticals)	430,799	666,000
5,000	SLM Corp. (Consumer Finance)	144,006	100,700
20,000	The New York Times Co. (Media)	403,476	350,600

(continued)

PORTFOLIO OF INVESTMENTS (continued)
As of December 31, 2007 (Unaudited)

The Primary Trend Fund(continued)
			Market
Shares		Cost	Value
	COMMON STOCKS 92.3% (CONTINUED)
15,000	Toll Brothers, Inc.* (Home Construction)	$339,861	$300,900
8,000	United Technologies Corp. (Aerospace & Defense)	165,968	612,320
17,000	Waste Management, Inc. (Commercial Services & Supplies)	638,792	555,390
16,000	Wells Fargo & Co. (Commercial Banks)	498,088	483,040
	Total Common Stocks	17,087,010	19,022,402
Principal
Amount
	BONDS AND NOTES 1.9%
	Corporate Bond
$400,000	Alabama Power Co., 3.13%, 5/1/08	399,566	397,452
	Total Bonds and Notes	399,566	397,452
	SHORT-TERM INVESTMENTS 7.0%
	Variable Rate Demand Notes
1,435,734	US Bank Demand Note, 4.61%, 1/2/08	1,435,733	1,435,733
	Total Short-Term Investments	1,435,733	1,435,733
	TOTAL INVESTMENTS 101.2%	$18,922,310	20,855,588
	Liabilities less Other Assets (1.2)%		(239,148)
	NET ASSETS 100.0%		$20,616,440

*  Non-income producing

Summary of Investments by Sector

Percent of
Sector	Investment Securities
Consumer Discretionary	19.7%
Health Care	17.6%
Information Technology	13.9%
Financials	13.7%
Industrials	9.7%
Consumer Staples	9.0%
Short-term (cash)	6.9%
Utilities	4.8%
Energy	4.7%
Total Investments	100.0%

Top Ten Equity Holdings

Percent of
Security	Investment Securities
Microsoft Corp.	4.8%
Eli Lilly & Co.	4.4%
General Electric Co.	4.1%
Kraft Foods, Inc.	3.9%
Citigroup, Inc.	3.5%
Pfizer, Inc.	3.3%
Intel Corp.	3.2%
Schering-Plough Corp.	3.2%
United Technologies Corp.	2.9%
Aqua America, Inc.	2.9%
Total	36.2%

See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2007 (unaudited)

The Primary
Trend Fund
Assets:
Investments, at Value (Note 2a):
Common Stocks	$19,022,402
Bonds and Notes	397,452
Short-Term Investments	1,435,734
Total Investments (Cost $18,922,310)	20,855,588
Dividends Receivable	24,030
Interest Receivable	10,807
Capital Shares Receivable	2,878
Prepaid Expenses and Other Assets	6,200
Total Assets	20,899,503

Liabilities:
Payable for Investments Purchased	146,343
Payable for Capital Shares Redeemed	100,025
Accrued Investment Advisory Fees	13,356
Professional Fees	10,538
Transfer Agent Fees	4,954
Administration and Accounting Fees	3,794
Other	4,053
Total Liabilities	283,063
Net Assets	$20,616,440

Shares Outstanding	1,684,263
Net Asset Value Per Share	$12.24
Net Assets Consist of:
Capital Stock ($0.01 par value, 30,000,000 shares authorized)	$18,128,039
Undistributed Net Investment Income (Loss)	(35)
Undistributed Net Realized Gain	555,158
Net Unrealized Appreciation of Investments	1,933,278
Net Assets	$20,616,440

See notes to financial statements.

STATEMENT OF OPERATIONS
For the Six Months Ended December 31, 2007 (unaudited)

The Primary
Trend Fund
Income:
Dividends	$204,289
Interest	98,483
Total Income	302,772

Expenses:
Investment Advisory Fees (Note 3)	81,711
Professional Fees	30,839
Administration and Accounting Fees	22,518
Shareholder Servicing Costs	15,783
Printing	4,888
Registration Fees	4,096
Directors	3,272
Custodial Fees	2,493
Insurance	1,612
Pricing	1,586
Postage	1,338
Other	606
Total Expenses	170,742
Net Investment Income	132,030
Net Realized Gain on Investments	955,635
Change in Net Unrealized Depreciation of Investments	(2,353,062)
Net Realized and Unrealized Loss on Investments	(1,397,427)
Net Decrease in Net Assets From Operations	$(1,265,397)

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	The Primary
	Trend Fund
	Six Months Ended	Year Ended
	December 31,	June 30,
	2007	2007
	(unaudited)
Operations:
Net Investment Income	$132,030	$249,940
Net Realized Gain on Investments	955,635	1,727,779
Change in Net Unrealized
Appreciation (Depreciation) of Investments	(2,353,062)	1,029,544
Net Increase (Decrease) in Net Assets from Operations	(1,265,397)	3,007,263

Distributions to Shareholders:
From Net Investment Income	(264,301)	(326,388)
From Net Realized Gains	(1,956,319)	(843,044)
Decrease in Net Assets from Distributions	(2,220,620)	(1,169,432)

Fund Share Transactions:
Proceeds from Shares Sold	281,972	3,671,744
Reinvested Distributions	2,061,708	1,085,219
Cost of Shares Redeemed	(938,671)	(1,098,968)
Net Increase in Net Assets
from Fund Share Transactions	1,405,009	3,657,995
Total Increase (Decrease) in Net Assets	(2,081,008)	5,495,826

Net Assets:
Beginning of Period	22,697,448	17,201,622
End of Period	$20,616,440	$22,697,448

Undistributed Net Investment Income (Loss) at End of Period	$(35)	$132,236

Transactions in Shares:
Sales	20,810	260,791
Reinvested Distributions	162,682	84,370
Redemptions	(72,382)	(81,466)
Net Increase	111,110	263,695

See notes to financial statements.

FINANCIAL HIGHLIGHTS
The following table shows per share operation performance data, total investment return, ratios and supplemental data for each of the periods ended:

	Six Months Ended
	December 31,	Year Ending June 30,
	2007	2007	2006	2005	2004	2003
	(unaudited)
The Primary Trend Fund
Per Share Operating Performance
Net Asset Value, Beginning of Period	$14.43	$13.14	$13.01	$13.09	$11.30	$11.84
Net Investment Income	0.08	0.17	0.22	0.08	0.05	0.04
Net Realized and Unrealized
Gain (Loss) on Investments	(0.88)	2.02	0.56	0.44	1.86	(0.03)
Total from Investment Operations	(0.80)	2.19	0.78	0.52	1.91	0.01
Less Distributions:
From Net Investment Income	(0.16)	(0.25)	(0.11)	(0.06)	(0.03)	(0.05)
From Net Realized Gains	(1.23)	(0.65)	(0.54)	(0.54)	(0.09)	(0.50)
Total Distributions	(1.39)	(0.90)	(0.65)	(0.60)	(0.12)	(0.55)
Net Increase (Decrease)	(2.19)	1.29	0.13	(0.08)	1.79	(0.54)
Net Asset Value, End of Period	$12.24	$14.43	$13.14	$13.01	$13.09	$11.30
Total Investment Return	(5.67)%*	17.56%	6.26%	4.27%	17.05%	0.34%
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$20,616	$22,697	$17,202	$17,206	$16,714	$14,892
Ratio of Net Expenses to Average Net Assets	1.55%	1.56%	1.53%	1.48%	1.49%	1.60%
Ratio of Net Investment Income
to Average Net Assets	1.20%	1.33%	1.74%	0.67%	0.39%	0.41%
Portfolio Turnover	32.1%*	41.5%	28.9%	37.5%	31.7%	27.5%

*  Not annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 2007 (unaudited)

1.	Organization

The Primary Trend Fund, Inc. (“Trend Fund”) began operations on September 15, 1986. The Trend Fund is registered under the Investment Company Act of 1940 as open-end investment management company.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund.

a.
Securities listed on a national securities exchange are valued at the last sale price.  Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market are valued at the Nasdaq Official Closing Price.  If no sale is reported, the average of the last bid and asked prices is used.  Other securities for which market quotations are readily available are valued at the average of the latest bid and asked prices.  Debt securities (other than short-term instruments) are valued at prices furnished by a national pricing service, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price.  Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Board of Directors.  Securities with maturities of 60 days or less are valued at amortized cost.

b.
Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned, and includes amortization of premiums and discounts. Securities gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

c.
No provision for federal income taxes has been made since the Fund has elected to be taxed as a regulated investment company and intends to distribute its net investment income and net realized gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

d.
Dividends from net investment income are declared and paid at least annually by the Trend Fund.  Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.

The tax character of distributions paid during the fiscal years ended June 30, 2007 and 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary Income	$447,184	$152,106
Net long term capital gains	692,248	706,269
Total taxable distributions	1,169,432	835,375
Total distributions paid	$1,169,432	$835,375

NOTES TO FINANCIAL STATEMENTS(continued)
December 31, 2007 (unaudited)

e.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Investment Advisory Fees and Management Agreements

The Fund has an agreement with Arnold Investment Counsel, Inc. (the “Adviser”), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser. Under the terms of the agreement, the Adviser receives from the Trend Fund a monthly fee at an annual rate of 0.74% of its average daily net assets. The agreement further stipulates that the Adviser will reimburse the Fund for annual expenses exceeding certain specified levels.

4.	Purchases and Sales of Securities

Total purchases and sales of securities, other than short-term investments, for the Fund for the six months ended December 31, 2007 were as follows:

Purchases	$8,824,497
Sales	5,901,615

5.	Tax Information

At December 31, 2007, gross unrealized appreciation and depreciation of investments, based on aggregate cost for federal income tax purposes of $18,922,310 for the Fund, was as follows:

Unrealized appreciation	$3,220,344
Unrealized depreciation	(1,287,066)
Net appreciation on investments	$1,933,278
As of June 30, 2007, the components of accumulated earnings on a tax basis were as follows:
Undistributed ordinary income	$251,107
Undistributed long-term capital gains	1,436,971
Accumulated earnings	1,688,078
Accumulated capital and other losses	0
Unrealized appreciation	4,286,340
Total accumulated earnings	$5,974,418

NOTES TO FINANCIAL STATEMENTS(continued)
December 31, 2007 (unaudited)

6.	New Accounting Pronouncements

Effective December 31, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes”, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the Fund’s net assets or results of operations.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements.”  The Statement defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements.  The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs).  The statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied.  Management has recently begun to evaluate the application of the Statement to the Fund, and is not in a position at this time to evaluate the significance of its impact, if any, on the Fund’s financial statements.

In addition, in February 2007, FASB issued “Statement of Financial Accounting Standard No. 159, The Fair Value Option for Financial Assets and Financial Liabilities” (“FAS 159”), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. Management has recently begun to evaluate the application of the Statement to the Fund, and is not in a position at this time to evaluate the significance of its impact, if any, on the Fund’s financial statements.

Proxy Voting Policies and Procedures
For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call 1-800-443-6544 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.  Information on how the Fund voted proxies relating to portfolio securities during the twelve month period ended June 30, 2007, will be available without charge, upon request, by calling 1-800-443-6544 or by accessing the website of the Securities and Exchange Commission.

Disclosure of Portfolio Holdings
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Form N-Q will be available on the website of the Securities and Exchange Commission at http://www.sec.gov.

Investment Advisory Agreement
On August 23, 2007, the Board of Directors of The Primary Trend Fund, Inc. approved the continuation of the Fund’s investment advisory agreement with Arnold Investment Counsel, Inc. (“Adviser”).  Prior to approving the continuation of the agreements, the Board considered:

•	The nature, extent and quality of the services provided by the Adviser

•	The investment performance of the Fund

•	The cost of the services to be provided and profits to be realized by the Adviser from its relationship with the Fund

•	The expense ratios of the Fund

•	The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect those economies of scale.

In considering the nature, extent and quality of the services provided by the Adviser, the Board considered an oral presentation by the Adviser describing the portfolio management, shareholder communication and regulatory compliance services provided by the Adviser to the Fund.  The Directors concluded that the Adviser was providing essential services to the Fund.

The Directors compared the performance of the Fund to benchmark indices over various periods of time and concluded that the performance of the Fund warranted the continuation of the advisory agreements.  The Directors noted that in addition to the absolute performance of the Fund, they also noted that the Fund adhered to their investment style.

(This Page Intentionally Left Blank.)

www.primarytrendfunds.com

INVESTMENT ADVISER
Arnold Investment Counsel Incorporated
700 North Water Street
Milwaukee, Wisconsin 53202
1-800-443-6544

OFFICERS
Lilli Gust, President and Treasurer
Barry S. Arnold, Vice President and Secretary

DIRECTORS
Barry S. Arnold
Clark J. Hillery
William J. Rack

ADMINISTRATOR
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233

CUSTODIAN
U.S. Bank, N.A.
1555 North RiverCenter Drive
Milwaukee, Wisconsin 53212

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-968-2122

INDEPENDENT AUDITORS
BKD, LLP
2800 Post Oak Boulevard, Suite 3200
Houston, Texas 77056

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Founding member of
100%	NO-LOAD™ MUTUAL FUND COUNCIL

Item 2.  Code of Ethics

Not applicable to semi-annual reports.

Item 3.  Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4.  Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments

Included as part of the report to shareholders filed under Item I of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities of Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.  Controls and Procedures

(a)
The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected or are reasonably likely to materially affect Registrant’s internal control over financial reporting.

 Item 12.  Exhibits

(a)	Code of Ethics. Not applicable for semi-annual reports.

(b)	Certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Primary Trend Fund, Inc.

/s/Lilli Gust
Lilli Gust
Principal Executive Officer
February 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/Lilli Gust
Lilli Gust
Principal Executive Officer
February 29, 2008

/s/Lilli Gust
Lilli Gust
Principal Financial Officer
February 29, 2008